                                                                 Exhibit 10.2(D)

                                                               ----------------
                                                              [ EXECUTION COPY ]
                                                               ----------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated November 29, 2006, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-8T2 Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2006-8T2 Trust and PHH Mortgage Corporation (the "Seller").

     WHEREAS, pursuant to (i) that certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of August 1, 2005, by and among the Assignor, as purchaser, PHH Mortgage, as a seller and servicer, and Bishop's Gate Residential Mortgage Trust ("Bishop's Gate"), as a seller (as amended by (A) that certain Amendment No. 1, dated as of January 30, 2006, by and among the Assignor, the Seller and Bishop's Gate and (B) that certain Regulation AB Compliance Addendum, dated as of January 1, 2006, by and among the Assignor, the Seller and Bishop's Gate, the "Purchase and Servicing Agreement") and (ii) the related Warranty Bill of Sale, dated September 28, 2006, between the Assignor and the Seller, each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from the Seller and PHH Mortgage currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreement, and the mortgage loans delivered under such agreement by the Seller to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, (A) the Seller shall (i) note the transfer of the Mortgage Loans to the Assignee in their respective books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (B) notwithstanding anything to the contrary contained in Sections 2.05 and 3.05 of the Purchase and Servicing Agreement, PHH Mortgage shall continue to service the Mortgage Loans pursuant to the Purchase and Servicing Agreement, as modified by
Section 9 hereof,  for the benefit of the Assignee.

     4. The Seller acknowledges that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Purchase and Servicing Agreement. The Master Servicer shall be authorized to enforce directly against the Seller any of the obligations of the Seller to the Assignor or its assignees provided for in the Purchase and
Servicing Agreement, including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and Servicing Agreement to monitor and enforce the obligations of the Seller thereunder, the right to terminate the Seller under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Seller under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Seller under the Purchase and Servicing Agreement, the right to examine the books and records of the Seller, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Seller. All remittances by the Seller shall be made to the account or accounts designated by the Master Servicer to the Seller in writing from time to time. Wire remittances shall be sent to:
WELLS FARGO BANK,  N.A.,  ABA#  121000248,  FOR CREDIT TO: SAS  CLEARING,  ACCT:
3970771416, FFC TO: BAFC 2006-8T2 # 50964300.

     5. The Seller hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of the Seller in Sections
3.01 of the Purchase and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct. PHH Mortgage hereby represents and warrants to each of the other parties hereto (i) that its representations and warranties in Section 3.02 of the Purchase and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof and (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Purchase and Servicing Agreement.

     6.   The Seller hereby agree to cooperate with BAFC,  the  Master  Servicer and the Assignee to enable BAFC, the Master Servicer and the Securities Administrator to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2006-8T2 Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's published rules regarding asset-backed securities (Release Nos. 33-8518; 34-50905; File No. S7-21-0433-8419).

     7. PHH Mortgage hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     8. The Seller hereby agrees that it shall not substitute a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan.

     9. The Seller hereby agrees to the following modifications to the Purchase and Servicing Agreement solely with respect to the Mortgage Loans:

     a. Section 6.02. The third paragraph of Section 6.02 is hereby modified to read as follows: Not later than the fifth (5th) Business Day of each month, the Servicer shall furnish to the Purchaser a delinquency report, a monthly remittance advice and a realized loss report, including the information set forth in Exhibit 6.02, in a form mutually agreeable in both physical form and content (including via website) and an electronic format mutually agreeable in both form and content as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date.

     b. Exhibit 6.02. Exhibit 6.02 is hereby amended by inserting the provisions attached to this Agreement as Exhibit B at the end thereof.

     c.   Section 7.07. Section 7.07 is hereby modified by replacing  subsection
          (ii) with the following:

          "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

     10. Notwithstanding any provision in this Agreement to the contrary, it is understood that the Seller is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by the Seller in the Purchase and Servicing Agreement prior to the date hereof regardless of when such breaches are discovered or made known.

     11. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

          U.S. Bank National Association
          209 S. LaSalle Street, Suite 300
          Chicago, Illinois 60604
          Attention: Structured Finance Trust Services, BAFC 2006-8T2

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

          Bank of America, National Association
          214 North Tryon Street
          Charlotte, North Carolina 28255
          Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

          Banc of America Funding Corporation
          214 North Tryon Street
          Charlotte, North Carolina 28255
          Attention: General Counsel and Chief Financial Officer


                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.


                         Bank of America, National Association,
                         Assignor


                         By:   /s/ Bruce W. Good
                             ----------------------------------------
                         Name:    Bruce W. Good
                         Title:   Prinipal


                         U.S. Bank National Association,
                         Assignee


                         By:   /s/ Melissa A. Rosal
                             ----------------------------------------
                         Name:    Melissa A. Rosal
                         Title:   Vice President


                         Banc of America Funding Corporation


                         By:   /s/ Scott Evans
                             ----------------------------------------
                         Name:    Scott Evans
                         Title:   Senior Vice President


                         PHH Mortgage Corporation


                         By:   /s/ Crissy Judge
                             ----------------------------------------
                         Name:    Crissy Judge
                         Title:   Assistant Vice President

Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A., as Master Servicer


By:      /s/ Darron C. Woodus
    ----------------------------------------
Name:    Darron C. Woodus
Title:   Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans


    (See the Free Writing Prospectus filed and accepted by the Securities and
        Exchange Commission on November 29, 2006, with a filing date of November 29, 2006, and accession number 0001379434-06-000010)





































                                   Exhibit A

                                    EXHIBIT B

Standard File Layout - Scheduled/Scheduled

---------------------------------------------------------------------------------------------------------------------
Column Name                  Description                               Decimal Format Comment                 Max
                                                                                                              Size
---------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR             A value assigned by the Servicer to               Text up to 10 digits               20
                             define a group of loans.
---------------------------------------------------------------------------------------------------------------------
LOAN_NBR                     A unique identifier assigned to each loan         Text up to 10 digits               10
                             by the investor.
---------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR            A unique number assigned to a loan by the         Text up to 10 digits               10
                             Servicer. This may be different than the LOAN_NBR.
---------------------------------------------------------------------------------------------------------------------
BORROWER_NAME                The borrower name as received in the              Maximum length of 30 (Last,        30
                             file.  It is not separated by first and           First)
                             last name.
---------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT                Scheduled monthly principal and scheduled    2    No commas(,) or dollar signs       11
                             interest payment that a borrower is               ($)
                             expected to pay, P&I constant.
---------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE                The loan interest rate as reported by the    4    Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
NET_INT_RATE                 The loan gross interest rate less the        4    Max length of 6                     6
                             service fee rate as reported by the
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE                The servicer's fee rate for a loan as        4    Max length of 6                     6
                             reported by the Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT                 The servicer's fee amount for a loan as      2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT                  The new loan payment amount as reported      2    No commas(,) or dollar signs       11
                             by the Servicer.                                  ($)
---------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE                The new loan rate as reported by the         4    Max length of 6                     6
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE               The index the Servicer is using to           4    Max length of 6                     6
                             calculate a forecasted rate.
---------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs       11
                             at the beginning of the processing cycle.         ($)
---------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL            The borrower's actual principal balance      2    No commas(,) or dollar signs       11
                             at the end of the processing cycle.               ($)
---------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE       The date at the end of processing cycle           MM/DD/YYYY                         10
                             that the borrower's next payment is due
                             to the Servicer, as reported by Servicer.
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1              The first curtailment amount to be           2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1             The curtailment date associated with the          MM/DD/YYYY                         10
                             first curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1              The curtailment interest on the first        2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2              The second curtailment amount to be          2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2             The curtailment date associated with the          MM/DD/YYYY                         10
                             second curtailment amount.
---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2              The curtailment interest on the second       2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3              The third curtailment amount to be           2    No commas(,) or dollar signs       11
                             applied.                                          ($)
---------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3             The curtailment date associated with the          MM/DD/YYYY                         10
                             third curtailment amount.
---------------------------------------------------------------------------------------------------------------------

                                  Exhibit B-1

---------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3               The curtailment interest on the third        2    No commas(,) or dollar signs       11
                             curtailment amount, if applicable.                ($)
---------------------------------------------------------------------------------------------------------------------

PIF_AMT                      The loan "paid in full" amount as            2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
PIF_DATE                     The paid in full date as reported by the          MM/DD/YYYY                         10
                             Servicer.
---------------------------------------------------------------------------------------------------------------------
                                                                               Action Code Key:                    2
                                                                               15=Bankruptcy, 30=Foreclosure,
                                                                               , 60=PIF, 63=Substitution,
                                                                               65=Repurchase,70=REO
                                                                       ----------------------------------------------
ACTION_CODE                  The standard FNMA numeric code used to indicate the
                             default/delinquent status of a particular loan.
---------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT                  The amount of the interest adjustment as     2    No commas(,) or dollar signs       11
                             reported by the Servicer.                         ($)
---------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT       The Soldier and Sailor Adjustment amount,    2    No commas(,) or dollar signs       11
                             if applicable.                                    ($)
---------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT             The Non Recoverable Loan Amount, if          2    No commas(,) or dollar signs       11
                             applicable.                                       ($)
---------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT                The amount the Servicer is passing as a      2    No commas(,) or dollar signs       11
                             loss, if applicable.                              ($)
---------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL           The scheduled outstanding principal          2    No commas(,) or dollar signs       11
                             amount due at the beginning of the cycle          ($)
                             date to be passed through to investors.
---------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL           The scheduled principal balance due to       2    No commas(,) or dollar signs       11
                             investors at the end of a processing              ($)
                             cycle.
---------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT               The scheduled principal amount as            2    No commas(,) or dollar signs       11
                             reported by the Servicer for the current          ($)
                             cycle -- only applicable for
                             Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT                The scheduled gross interest amount less     2    No commas(,) or dollar signs       11
                             the service fee amount for the current            ($)
                             cycle as reported by the Servicer -- only
                             applicable for Scheduled/Scheduled Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT                The actual principal amount collected by     2    No commas(,) or dollar signs       11
                             the Servicer for the current reporting            ($)
                             cycle -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT                 The actual gross interest amount less the    2    No commas(,) or dollar signs       11
                             service fee amount for the current                ($)
                             reporting cycle as reported by the
                             Servicer -- only applicable for
                             Actual/Actual Loans.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT          The penalty amount received when a           2    No commas(,) or dollar signs       11
                             borrower prepays on his loan as reported          ($)
                             by the Servicer.
---------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED       The prepayment penalty amount for the        2    No commas(,) or dollar signs       11
                             loan waived by the servicer.                      ($)
---------------------------------------------------------------------------------------------------------------------
MOD_DATE                     The Effective Payment Date of the                 MM/DD/YYYY                         10
                             Modification for the loan.
---------------------------------------------------------------------------------------------------------------------
MOD_TYPE                     The Modification Type.                            Varchar - value can be alpha       30
                                                                               or numeric
---------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT       The current outstanding principal and        2    No commas(,) or dollar signs       11
                             interest advances made by Servicer.               ($)
---------------------------------------------------------------------------------------------------------------------

                                  Exhibit B-2

Calculation of Realized Loss/Gain Form 332- Instruction Sheet

                    The numbers on the form  correspond  with the numbers listed below.


               Liquidation and Acquisition Expenses:
               ------------------------------------

               1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

               2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

               3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

              4-12. Complete  as applicable.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense.
                    Entries not properly documented will not be reimbursed to the Servicer.

               13.  The total of lines 1 through 12.


               Credits:
               -------

             14-21. Complete  as  applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

               22.  The total of lines 14 through 21.

               Please note:  For HUD/VA loans,  use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                   Total Realized Loss (or Amount of Any Gain)
                   -------------------------------------------

          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                  Exhibit B-3

Calculation of Realized Loss/Gain Form 332


                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

         Prepared by: -------------------             Date:  -------------------
         Phone: -------------------------  Email Address: ----------------------

              ---------------------    ------------------    ------------------
             [   Servicer Loan No. ]  [    Servicer Name ]  [ Servicer Address ]
             [                     ]  [                  ]  [                  ]
             [                     ]  [                  ]  [                  ]
              ---------------------    ------------------    -----------------

         WELLS FARGO BANK, N.A. Loan No.----------------------------------
         Borrower's Name:-------------------------------------------------
         Property Address:------------------------------------------------

         Liquidation and Acquisition Expenses:
         (1)  Actual Unpaid Principal Balance of Mortgage Loan $-------------(1)
         (2)  Interest accrued at Net Rate                     --------------(2)
         (3)  Accrued Servicing Fees                           --------------(3)
         (4)  Attorney's Fees                                  --------------(4)
         (5)  Taxes                                            --------------(5)
         (6)  Property Maintenance                             --------------(6)
         (7)  MI/Hazard Insurance Premiums                     --------------(7)
         (8)  Utility Expenses                                 --------------(8)
         (9)  Appraisal/BPO                                    --------------(9)
         (10) Property Inspections                             -------------(10)
         (11) FC Costs/Other Legal Expenses                    -------------(11)
         (12) Other (itemize)                                  $------------(12)
                  Cash for Keys--------------------------      -------------
                  HOA/Condo Fees-------------------------      -------------
                  ---------------------------------------      -------------
                  ---------------------------------------      -------------
                  Total Expenses                               $------------(13)
         Credits:
         (14) Escrow Balance                                   $------------(14)
         (15) HIP Refund                                       -------------(15)
         (16) Rental Receipts                                  -------------(16)
         (17) Hazard Loss Proceeds                             -------------(17)

                                  Exhibit B-4

         (18) Primary Mortgage Insurance Proceeds              -------------(18)
         (19) Pool Insurance Proceeds                          -------------(19)
         (20) Proceeds from Sale of Acquired Property          -------------(20)
         (21) Other (itemize)                                  -------------(21)
             ---------------------------------------------     -------------
             ---------------------------------------------     -------------
             Total Credits                                     $------------(22)

         Total Realized Loss (or Amount of Gain)               $------------(23)




































                                  Exhibit B-5

Exhibit : Standard File Layout - Delinquency Reporting

--------------------------------------------- -------------------------------------------------------------- -------- --------------
Column/Header Name                                                     Description                           Decimal  Format Comment
--------------------------------------------- -------------------------------------------------------------- -------- --------------
SERVICER_LOAN_NBR                             A unique number assigned to a loan by the Servicer.  This
                                              may be different than the LOAN_NBR
--------------------------------------------- -------------------------------------------------------------- -------- --------------
LOAN_NBR A unique identifier assigned to each loan by the originator.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
CLIENT_NBR                                    Servicer Client Number
--------------------------------------------- -------------------------------------------------------------- -------- --------------
SERV_INVESTOR_NBR                             Contains a unique number as
                                              assigned by an external servicer
                                              to identify a group of loans in
                                              their system.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
BORROWER_FIRST_NAME                           First Name of the Borrower.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
BORROWER_LAST_NAME                            Last name of the borrower.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
PROP_ADDRESS                                  Street Name and Number of Property
--------------------------------------------- -------------------------------------------------------------- -------- --------------
PROP_STATE                                    The state where the  property located.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
PROP_ZIP                                      Zip code where the property is located.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next
                                              payment is due to the MM/DD/YYYY
                                              servicer at the end of processing
                                              cycle, as reported by Servicer.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                         MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
BANKRUPTCY_CHAPTER_CODE The chapter under which the bankruptcy was filed.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been approved                MM/DD/YYYY
                                              by the courts
--------------------------------------------- -------------------------------------------------------------- -------- --------------
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                   MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
--------------------------------------------- -------------------------------------------------------------- -------- --------------
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To End/Close              MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                        MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FRCLSR_APPROVED_DATE                          The date DA Admin sends a letter
                                              to the servicer with MM/DD/YYYY
                                              instructions to begin foreclosure
                                              proceedings.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a Foreclosure                 MM/DD/YYYY
                                              Action
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.                MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.            2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
EVICTION_COMPLETED_DATE                       The date the court revokes legal
                                              possession of the property
                                              MM/DD/YYYY from the borrower.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
LIST_PRICE                                    The price at which an REO property is marketed.                    2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
LIST_DATE                                     The date an REO property is listed at a particular price.                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
OFFER_AMT                                     The dollar value of an offer for an REO property.                  2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the Servicer.             MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to close.              MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                   MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
OCCUPANT_CODE                                 Classification of how the property is occupied.
--------------------------------------------- -------------------------------------------------------------- -------- --------------

                                  Exhibit B-6

--------------------------------------------- -------------------------------------------------------------- -------- --------------
PROP_CONDITION_CODE A code that indicates the condition of the property.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
PROP_INSPECTION_DATE                          The date a  property inspection is performed.                             MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
APPRAISAL_DATE                                The date the appraisal was done.                                          MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
CURR_PROP_VAL                                  The current "as is" value of the property based on brokers        2
                                              price opinion or appraisal.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are              2
                                              completed pursuant to a broker's price opinion or appraisal.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
If applicable:
--------------------------------------------- -------------------------------------------------------------- -------- --------------
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
--------------------------------------------- -------------------------------------------------------------- -------- --------------
DELINQ_REASON_CODE                            The circumstances which caused a
                                              borrower to stop paying on a loan.
                                              Code indicates the reason why the
                                              loan is in default for this cycle.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
MI_CLAIM_FILED_DATE                           Date Mortgage Insurance Claim Was Filed With Mortgage                     MM/DD/YYYY
                                              Insurance Company.
--------------------------------------------- -------------------------------------------------------------- -------- --------------
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                  No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                   MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                    2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                          MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company                  2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The Pool               MM/DD/YYYY
                                              Insurer
--------------------------------------------- -------------------------------------------------------------- -------- --------------
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                     2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FHA_PART_A_CLAIM_FILED_DATE                    Date FHA Part A Claim Was Filed With HUD                                 MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FHA_PART_A_CLAIM_AMT                           Amount of FHA Part A Claim Filed                                  2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FHA_PART_A_CLAIM_PAID_DATE                     Date HUD Disbursed Part A Claim Payment                                  MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FHA_PART_A_CLAIM_PAID_AMT                      Amount HUD Paid on Part A Claim                                   2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FHA_PART_B_CLAIM_FILED_DATE                     Date FHA Part B Claim Was Filed With HUD                                MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FHA_PART_B_CLAIM_AMT                            Amount of FHA Part B Claim Filed                                 2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FHA_PART_B_CLAIM_PAID_DATE                       Date HUD Disbursed Part B Claim Payment                                MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
FHA_PART_B_CLAIM_PAID_AMT                      Amount HUD Paid on Part B Claim                                   2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------
VA_CLAIM_FILED_DATE                            Date VA Claim Was Filed With the Veterans Admin                          MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
VA_CLAIM_PAID_DATE                             Date Veterans Admin. Disbursed VA Claim Payment                          MM/DD/YYYY
--------------------------------------------- -------------------------------------------------------------- -------- --------------
VA_CLAIM_PAID_AMT                              Amount Veterans Admin. Paid on VA Claim                           2      No commas(,)
                                                                                                                        or dollar
                                                                                                                        signs ($)
--------------------------------------------- -------------------------------------------------------------- -------- --------------

                                  Exhibit B-7

Exhibit 2: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

     o        ASUM-  Approved Assumption
     o        BAP-                                Borrower Assistance Program
     o        CO-     Charge Off
     o     DIL-  Deed-in-Lieu
     o        FFA-    Formal Forbearance Agreement
     o        MOD-    Loan Modification
     o        PRE-    Pre-Sale
     o        SS-     Short Sale
     o        MISC-       Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
     o        Mortgagor
     o        Tenant
     o        Unknown
     o        Vacant

The Property Condition field should show the last reported condition of the property as follows:

     o        Damaged
     o        Excellent
     o        Fair
     o        Gone
     o        Good
     o        Poor
     o        Special Hazard
     o        Unknown

                                  Exhibit B-8

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

    ------------------------ ---------------------------------------------------
     Delinquency
     Code                     Delinquency Description
    ------------------------ ---------------------------------------------------
     001                      FNMA-Death of principal mortgagor
    ------------------------ ---------------------------------------------------
     002                      FNMA-Illness of principal mortgagor
    ------------------------ ---------------------------------------------------
     003                      FNMA-Illness of mortgagor's family member
    ------------------------ ---------------------------------------------------
     004                      FNMA-Death of mortgagor's family member
    ------------------------ ---------------------------------------------------
     005                      FNMA-Marital difficulties
    ------------------------ ---------------------------------------------------
     006                      FNMA-Curtailment of income
    ------------------------ ---------------------------------------------------
     007                      FNMA-Excessive Obligation
    ------------------------ ---------------------------------------------------
     008                      FNMA-Abandonment of property
    ------------------------ ---------------------------------------------------
     009                      FNMA-Distant employee transfer
    ------------------------ ---------------------------------------------------
     011                      FNMA-Property problem
    ------------------------ ---------------------------------------------------
     012                      FNMA-Inability to sell property
    ------------------------ ---------------------------------------------------
     013                      FNMA-Inability to rent property
    ------------------------ ---------------------------------------------------
     014                      FNMA-Military Service
    ------------------------ ---------------------------------------------------
     015                      FNMA-Other
    ------------------------ ---------------------------------------------------
     016                      FNMA-Unemployment
    ------------------------ ---------------------------------------------------
     017                      FNMA-Business failure
    ------------------------ ---------------------------------------------------
     019                      FNMA-Casualty loss
    ------------------------ ---------------------------------------------------
     022                      FNMA-Energy environment costs
    ------------------------ ---------------------------------------------------
     023                      FNMA-Servicing problems
    ------------------------ ---------------------------------------------------
     026                      FNMA-Payment adjustment
    ------------------------ ---------------------------------------------------
     027                      FNMA-Payment dispute
    ------------------------ ---------------------------------------------------
     029                      FNMA-Transfer of ownership pending
    ------------------------ ---------------------------------------------------
     030                      FNMA-Fraud
    ------------------------ ---------------------------------------------------
     031                      FNMA-Unable to contact borrower
    ------------------------ ---------------------------------------------------
     INC                      FNMA-Incarceration
    ------------------------ ---------------------------------------------------

                                  Exhibit B-9

The FNMA Delinquent Status Code field should show the Status of Default as follows:

    ------------------------ ---------------------------------------------------
           Status Code        Status Description
    ------------------------ ---------------------------------------------------
               09             Forbearance
    ------------------------ ---------------------------------------------------
               17             Pre-foreclosure Sale Closing Plan Accepted
    ------------------------ ---------------------------------------------------
               24             Government Seizure
    ------------------------ ---------------------------------------------------
               26             Refinance
    ------------------------ ---------------------------------------------------
               27             Assumption
    ------------------------ ---------------------------------------------------
               28             Modification
    ------------------------ ---------------------------------------------------
               29             Charge-Off
    ------------------------ ---------------------------------------------------
               30             Third Party Sale
    ------------------------ ---------------------------------------------------
               31             Probate
    ------------------------ ---------------------------------------------------
               32             Military Indulgence
    ------------------------ ---------------------------------------------------
               43             Foreclosure Started
    ------------------------ ---------------------------------------------------
               44             Deed-in-Lieu Started
    ------------------------ ---------------------------------------------------
               49             Assignment Completed
    ------------------------ ---------------------------------------------------
               61             Second Lien Considerations
    ------------------------ ---------------------------------------------------
               62             Veteran's Affairs-No Bid
    ------------------------ ---------------------------------------------------
               63             Veteran's Affairs-Refund
    ------------------------ ---------------------------------------------------
               64             Veteran's Affairs-Buydown
    ------------------------ ---------------------------------------------------
               65             Chapter 7 Bankruptcy
    ------------------------ ---------------------------------------------------
               66             Chapter 11 Bankruptcy
    ------------------------ ---------------------------------------------------
               67             Chapter 13 Bankruptcy
    ------------------------ ---------------------------------------------------


                                  Exhibit B-10

                                   APPENDIX I
                                   ----------

                              Underlying Agreements
                              ---------------------


         [Included as Exhibits 10.2(A) to 10.2(C) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and
                        Recognition Agreement is filed]